Exhibit 10.a.(xxxii)













                               AMENDMENT NO. 1

                           DATED DECEMBER   , 1995
                                          --

                                BY AND BETWEEN

                       MATSON NAVIGATION COMPANY, INC.

                                     AND

                        AMERICAN PRESIDENT LINES, LTD.

                                    TO THE

                          VESSEL PURCHASE AGREEMENT,
                           DATED DECEMBER 20, 1995




                               AMENDMENT NO. 1
                                    TO THE
                          VESSEL PURCHASE AGREEMENT
                          -------------------------



     THIS AMENDMENT NO. 1 ("Amendment No. 1") to the VESSEL PURCHASE AGREEMENT (as originally executed on December 20, 1995 (the "VPA") is entered into on this ---- day of December, 1995 by and between MATSON NAVIGATION COMPANY, INC., a Hawaii corporation ("Matson") and AMERICAN PRESIDENT LINES, LTD., a Delaware corporation ("APL"). Capitalized terms used in this Amendment No. 1 and not otherwise defined herein have the meanings specified in, or in other instruments referred to in, the VPA.

                                  SECTION 1.

     Notwithstanding the provisions of Sections 5.1(b), 5.2(c) and 10 of the VPA, and Section 1.2(b)(v) and 1.2(c)(v) of the Implementation Agreement, with respect to the purchase and sale of the vessel PRESIDENT WASHINGTON, Official No. 653424 (the "Vessel"), APL shall indemnify and defend Matson from and against any claims, demands, causes of action, costs, losses, damages, liabilities, fines, penalties and expenses (including, without limitation, reasonable attorneys' fees) for or with respect to any sale, use or ad valorem taxes payable to any governmental authority, or claimed to be payable by any such governmental authority, by reason of the Vessel not being outside the territorial waters of the United States and California at the time of the purchase and sale of the Vessel pursuant to the VPA. Nothing in the VPA or any instrument or other document executed pursuant thereto or in respect thereof concerning the transfer of the Vessel, shall constitute a waiver of, or any limitation on, Matson's rights or APL's obligations pursuant to the indemnity set forth in the preceding sentence.

                                  SECTION 2.

     (a) Except as amended by this Amendment No. 1, all other terms, conditions and covenants of the VPA are hereby confirmed by the parties hereto and remain unchanged and in full force and effect. From and after the date hereof, all references to the VPA in the VPA (including references therein to "this Agreement", "hereof," "hereto," or "hereunder") and in any of the Related Agreements, shall be deemed to be references to the VPA as amended by this Amendment No. 1.

     (b) This Amendment No. 1 may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, Matson and APL have caused this Amendment No. 1 to be duly executed as of the day and year first above written.


                                             MATSON NAVIGATION COMPANY, INC.


                                             By
                                               ------------------------------
                                               Name:
                                               Title:




                                             AMERICAN PRESIDENT LINES, LTD.


                                             By
                                               -----------------------------
                                               Name:
                                               Title: